UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2023

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Insulet Corporation (the “Company”) today announced that Bret Christensen, Executive Vice President, Chief Commercial Officer of the Company will be leaving the Company, effective May 5, 2023, in connection with an internal reorganization pursuant to which his position is being eliminated. He will receive standard severance benefits under the Company’s Amended and Restated Executive Severance Plan.
One May 2, 2023, the Company entered into a Consulting Services Agreement with Mr. Christensen (the “Consulting Agreement”), a copy of which is attached hereto as Exhibit 10.1. Pursuant to the Consulting Agreement, Mr. Christensen has agreed to provide consulting services for a period of four months following his separation for a fee of $50,000 per month and a completion fee of $150,000.
The above description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company today issued a press release announcing a new organizational structure, including the creation of new roles to oversee product and end-to-end customer experience and technology. These roles will be effective in the second half of this year. In addition, the previous role of Chief Commercial Officer has been separated into two leadership positions. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Consulting Services Agreement by and between the Company and Bret Christensen dated May 2, 2023
99.1	Press release regarding organizational changes dated May 4, 2023
104	Cover Page Interactive Date File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
Date: May 4, 2023	By:	/s/ John W. Kapples
John W. Kapples
Senior Vice President and General Counsel